UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 22, 2015

Harley-Davidson Motorcycle Trust 2015-1

(Exact name of Issuing Entity as specified in its charter)

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

Nevada	333-180185	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3850 Arrowhead Drive, Carson City, Nevada 89706

(Address of principal executive offices, including zip code)

(775) 886-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.                                        Entry Into a Material Definitive Agreement.

On January 22, 2015, the registrant and Harley-Davidson Credit Corp. entered into an Underwriting Agreement with J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Harley-Davidson Motorcycle Trust 2015-1 (the “Trust”) in the following classes: Class A-1, Class A-2a, Class A-2b, Class A-3 and Class A-4 (collectively, the “Offered Notes”).  The Offered Notes have an aggregate principal amount of $700,000,000.  The Offered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-180185).  It is expected that the Offered Notes will be issued on or about January 28, 2015.

The description of the Underwriting Agreement set forth above is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01.                                        Other Events.

The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus supplement, dated January 22, 2015, and a prospectus, dated January 15, 2015, related to the offering of the Offered Notes. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not Applicable.

(b)                                 Not Applicable.

(c)                                  Not Applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(1.1)                       Underwriting Agreement, dated January 22, 2015, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters.

(4.1)                       Trust Agreement, dated December 22, 2015, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(4.2)                       Indenture, dated as of January 1, 2015 between the Harley-Davidson Motorcycle Trust 2015-1 and The Bank of New York Mellon Trust Company, N.A.

(5.1)                       Opinion of Foley & Lardner LLP, dated as of January 27, 2015, as to legality.

(8.1)                       Opinion of Foley & Lardner LLP, dated as of January 27, 2015, as to certain tax matters.

(10.1)                Transfer and Sale Agreement, to be dated as of January 1, 2015, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)                Sale and Servicing Agreement, to be dated as of January 1, 2015, among the Harley-Davidson Motorcycle Trust 2015-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)                Administration Agreement, to be dated as of January 1, 2015, among the Harley-Davidson Motorcycle Trust 2015-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(23.1)                Consent of Foley & Lardner LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: January 27, 2015	By:	/s/James Darrell Thomas
James Darrell Thomas
Vice President, Treasurer and Assistant Secretary

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated January 27, 2015

Exhibit
Number
(1.1)

Underwriting Agreement, dated January 22, 2015, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters.

(4.1)	Trust Agreement, dated January 22, 2015, between Harley-Davidson Customer Funding Corp and Wilmington Trust, National Association.

(4.2)	Indenture, dated as of January 1, 2015, between the Harley-Davidson Motorcycle Trust 2015-1 and The Bank of New York Mellon Trust Company, N.A.

(5.1)	Opinion of Foley & Lardner LLP, dated as of January 27, 2015, as to legality.

(8.1)	Opinion of Foley & Lardner LLP, dated as of January 27, 2015, as to certain tax matters.

(10.1)	Transfer and Sale Agreement, to be dated as of January 1, 2015, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)

Sale and Servicing Agreement, to be dated as of January 1, 2015, among the Harley-Davidson Motorcycle Trust 2015-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)

Administration Agreement, to be dated as of January 1, 2015, among the Harley-Davidson Motorcycle Trust 2015-1, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(23.1)	Consent of Foley & Lardner LLP (included in Exhibits 5.1 and 8.1)